UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018 (July 23, 2019)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PEBO	The Nasdaq Stock Market

Item 2.02     Results of Operations and Financial Condition

On July 23, 2019, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended June 30, 2019. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Core non-interest expense:
Total non-interest expense	$38,876	$31,860	$35,971	$70,736	$64,192
Less: acquisition-related expenses	6,770	253	6,056	7,023	6,205
Core non-interest expense	$32,106	$31,607	$29,915	$63,713	$57,987

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Efficiency ratio:
Total non-interest expense	$38,876	$31,860	$35,971	$70,736	$64,192
Less: amortization of intangible assets	824	694	861	1,518	1,615
Adjusted non-interest expense	$38,052	$31,166	$35,110	$69,218	$62,577

Total non-interest income	$15,289	$15,429	$13,255	$30,718	$28,224
Less: net (loss) gain on investment securities	(57)	30	(147)	(27)	(146)
Less: net loss on asset disposals and other transactions	(293)	(182)	(405)	(475)	(331)
Total non-interest income, excluding net gains and losses	$15,639	$15,581	$13,807	$31,220	$28,701

Net interest income	$36,049	$33,914	$32,808	$69,963	$62,167
Add: fully tax-equivalent adjustment (a)	267	200	225	467	450
Net interest income on a fully tax-equivalent basis	$36,316	$34,114	$33,033	$70,430	$62,617

Adjusted revenue	$51,955	$49,695	$46,840	$101,650	$91,318

Efficiency ratio	73.24%	62.71%	74.96%	68.09%	68.53%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$32,106	$31,607	$29,915	$63,713	$57,987
Less: amortization of intangible assets	824	694	861	1,518	1,615
Adjusted core non-interest expense	$31,282	$30,913	$29,054	$62,195	$56,372

Adjusted revenue	$51,955	$49,695	$46,840	$101,650	$91,318

Efficiency ratio adjusted for non-core items	60.21%	62.21%	62.03%	61.19%	61.73%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018

Tangible equity:
Total stockholders' equity	$579,022	$535,121	$520,140	$504,290	$499,339
Less: goodwill and other intangible assets	188,038	161,242	162,085	163,401	163,953
Tangible equity	$390,984	$373,879	$358,055	$340,889	$335,386

Tangible assets:
Total assets	$4,276,376	$4,017,119	$3,991,454	$4,003,089	$3,972,091
Less: goodwill and other intangible assets	188,038	161,242	162,085	163,401	163,953
Tangible assets	$4,088,338	$3,855,877	$3,829,369	$3,839,688	$3,808,138

Tangible book value per common share:
Tangible equity	$390,984	$373,879	$358,055	$340,889	$335,386
Common shares outstanding	20,696,041	19,681,692	19,565,029	19,550,014	19,528,952

Tangible book value per common share	$18.89	$19.00	$18.30	$17.44	$17.17

Tangible equity to tangible assets ratio:
Tangible equity	$390,984	$373,879	$358,055	$340,889	$335,386
Tangible assets	$4,088,338	$3,855,877	$3,829,369	$3,839,688	$3,808,138

Tangible equity to tangible assets	9.56%	9.70%	9.35%	8.88%	8.81%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Pre-provision net revenue:
Income before income taxes	$11,836	$17,746	$8,904	$29,582	$23,028
Add: provision for loan losses	626	—	1,188	363	3,171
Add: loss on debt extinguishment	—	—	13	—	13
Add: net loss on OREO	24	25	—	49	—
Add: net loss on investment securities	57	—	147	27	146
Add: net loss on other assets	274	157	330	431	251
Add: net loss on other transactions	—	—	76	—	76
Less: recovery of loan losses	—	263	—	—	—
Less: net gain on OREO	—	—	14	—	9
Less: net gain on investment securities	—	30	—	—	—
Pre-provision net revenue	$12,817	$17,635	$10,644	$30,452	$26,676
Total average assets	$4,239,779	$3,985,621	$3,897,957	$4,113,403	$3,748,331

Pre-provision net revenue to total average assets (annualized)	1.21%	1.79%	1.10%	1.49%	1.44%

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income adjusted for non-core items:
Net income	$9,598	$14,369	$7,892	$23,967	$19,633
Add: net loss on investment securities	57	—	147	27	146
Less: tax effect of loss on investment securities (a)	12	—	31	6	31
Less: net gain on investment securities	—	30	—	—	—
Less: tax effect of net gain on investment securities (a)	—	6	—	—	—
Add: net loss on asset disposals and other transactions	293	182	405	475	331
Less: tax effect of net loss on asset disposals and other transactions (a)	62	38	85	100	70
Add: acquisition-related expenses	6,770	253	6,056	7,023	6,205
Less: tax effect of acquisition-related expenses (a)	1,422	53	1,272	1,475	1,303
Net income adjusted for non-core items	$15,222	$14,677	$13,112	$29,911	$24,911

Days in the quarter	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income	$38,497	$58,274	$31,655	$48,331	$39,591
Annualized net income adjusted for non-core items	$61,055	$59,523	$52,592	$60,318	$50,235
Return on average assets:
Annualized net income	$38,497	$58,274	$31,655	$48,331	$39,591
Total average assets	$4,239,779	$3,985,621	$3,897,957	$4,113,403	$3,748,331
Return on average assets	0.91%	1.46%	0.81%	1.17%	1.06%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$61,055	$59,523	$52,592	$60,318	$50,235
Total average assets	$4,239,779	$3,985,621	$3,897,957	$4,113,403	$3,748,331
Return on average assets adjusted for non-core items	1.44%	1.49%	1.35%	1.47%	1.34%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income excluding amortization of other intangible assets:
Net income	$9,598	$14,369	$7,892	$23,967	$19,633
Add: amortization of other intangible assets	824	694	861	1,518	1,615
Less: tax effect of amortization of other intangible assets (a)	173	146	181	319	339
Net income excluding amortization of other intangible assets	$10,249	$14,917	$8,572	$25,166	$20,909

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income	$38,497	$58,274	$31,655	$48,331	$39,591
Annualized net income excluding amortization of other intangible assets	$41,109	$60,497	$34,382	$50,749	$42,165

Average tangible equity:
Total average stockholders' equity	$564,992	$524,196	$489,876	$544,706	$472,152
Less: average goodwill and other intangible assets	185,081	161,673	161,600	173,442	152,943
Average tangible equity	$379,911	$362,523	$328,276	$371,264	$319,209

Return on average stockholders' equity ratio:
Annualized net income	$38,497	$58,274	$31,655	$48,331	$39,591
Average stockholders' equity	$564,992	$524,196	$489,876	$544,706	$472,152

Return on average stockholders' equity	6.81%	11.12%	6.46%	8.87%	8.39%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$41,109	$60,497	$34,382	$50,749	$42,165
Average tangible equity	$379,911	$362,523	$328,276	$371,264	$319,209

Return on average tangible equity	10.82%	16.69%	10.47%	13.67%	13.21%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 7.01    Regulation FD Disclosure

From time-to-time between July 26, 2019 and September 30, 2019, the management team of Peoples Bancorp Inc. ("Peoples"), including the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Treasurer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	2nd Quarter 2019 Conference Call
99.2	2nd Quarter 2019 Investor Presentation
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 25, 2019	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer